Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, Chief Executive Officer of Legg Mason Investors Trust, Inc. (the “Trust”), certify that, to my knowledge:

1.     The Trust’s periodic report on Form N-CSR for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting	November 28, 2005

Mark R. Fetting	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Investors Trust, Inc. (the “Trust”), certify that, to my knowledge:

1.     The Trust’s periodic report on Form N-CSR for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski	November 25, 2005

Marie K. Karpinski	Date
Vice President and Treasurer